UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]     Preliminary information statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[_]     Definitive information statement


Company Name: HERITAGE COMPANIES, INC.

Payment of filing fee (check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g)and 0-11

(1) Title of each class of securities to which transaction applies: Common Stock, $.001 par value.

(2) Aggregate number of securities to which transaction applies: 2,291,836 shares of Common Stock.

(3)  Per unit price/underlying value pursuant to Exchange Act Rule 0-11: N/A

(4)  Proposed maximum aggregate value of transaction: N/A

(5)  Total fee paid: N/A

[_]     Fee paid previously with preliminary materials.

[_]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)     Amount previously paid:
(2)     Form, schedule or registration statement no.:
(3)     Filing party:
(4)     Date filed:








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                            HERITAGE COMPANIES, INC.
                      111 West Washington Street, Suite 860
                            Chicago, Illinois 60602


                               September 29, 2003

Dear Shareholder:

The enclosed information statement is being furnished to shareholders of record on September 29, 2003, of Heritage Companies, Inc. ("HTAG" or the "Company"), a Nevada corporation, in connection with two proposals to amend the corporate charter to (i) change the name of the corporation from Heritage Companies, Inc. to Songzai International Holding Group, Inc., which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date (the "Name Change Proposal") and (ii) increase the authorized number of shares of common stock, $.001 par value, of the Company from 20,000,000 shares to 200,000,000 shares, which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date (the "Authorized Capital Proposal").

                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

     Our board of directors has fully reviewed and unanimously approved both proposals.

     Holders of approximately 51.8% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after a definitive Information Statement has first been sent to shareholders who have not previously consented.


By Order of the Board of Directors,


/s/ Rohit Patel
---------------
Rohit Patel
Chairman











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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14C PROMULGATED THERETO

                            HERITAGE COMPANIES, INC.
                                    Contents

Introduction                                                                 3

Item   1.  Information Required by Items of Schedule 14A                     4
       A.  No Time, Place or Date for Meeting of Shareholders                4
       B.  Dissenters' Rights                                                4
       C.  Voting Securities and Principal Holders Thereof                   4
       D.  Amendment of Charter - Name Change Proposal                       5
           Reasons and Benefits of the Transaction                           5
       E.  Amendment of Charter - Authorized Capital Proposal                5
           Reasons and Benefits of the Transaction                           5
       F.  Federal Tax Consequences                                          6
Item   2.  Statements that Proxies are not Solicited                         6
Item   3.  Interest of Certain Persons                                       6
Item   4.  Other and General Information                                     6
Item   5.  Documents Incorporated By Reference                               7
Exhibit 1 Plan of Exchange                                                   8

INTRODUCTION

     The majority shareholders of this 1934 Act Registrant, Heritage Companies, Inc., have taken an Action By Majority Shareholders Consent Without A Meeting (hereinafter, "Majority Shareholder Action") pursuant to NRS 78.320, to change the name of the corporation to Songzai International Holding Group, Inc. and to approve the increase in authorized shares of common stock of the Company from 20,000,000 to 200,000,000 shares. This Information Statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and provided to the Company's shareholders pursuant to Rule 14c.

     The Company has signed a Plan of Exchange, dated September 29, 2003 (the "Plan of Exchange"), with Harbin Yong Heng Ke Ji Fa Zhan You Xian Ze Ren Gong Si, a corporation organized under the laws of the P.R. China ("Yong Heng"), pursuant to which it will acquire Yong Heng in an exchange transaction authorized pursuant to NRS 92A.120. An executed copy of the Plan of Exchange is attached hereto as Exhibit 1. Upon consummation of the exchange transaction, Yong Heng will become a subsidiary of the Company. The Company will file a Current Report on Form 8-K with the Securities and Exchange Commission reporting the execution of the Plan of Exchange, as well as an Information Statement on
Schedule 14F-1 ten days prior to the change of control of the Company, which will occur as promptly as practicable after the closing in escrow under the Plan of Exchange.

     We are a Nevada corporation. We are a fully-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB). Information about us can be found in our December 31, 2002 Annual Report filed on Form 10-KSB and our June 30, 2003 Quarterly Report filed on Form 10QSB. Additional information about us can be found in our public filings that can be

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accessed electronically by means of the SEC's home page on the Internet at
http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of theSEC.

              ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A.   NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

     There WILL NOT be a meeting of shareholders and none is required under applicable Nevada statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock. This Information Statement is first being mailed on or about September 29, 2003 to the holders of Common Stock as of the Record Date on September 29, 2003.

B.   DISSENTERS' RIGHTS.

     Under Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

C.   THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

     The proposals to amend the corporate charter to (i) change the name of the corporation to Songzai International Holding Group, Inc. and (ii) increase the number of shares of authorized common stock, $.001 par value, from 20,000,000 shares to 200,000,000 shares were approved by the action of a majority of all shareholders entitled to vote on the record date. This is Majority Shareholder Action, pursuant to NRS 78.320. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was 51.8% of all shares issued and outstanding. The proposals are not effective before first completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

     VOTING SECURITIES OF THE COMPANY:

     ON SEPTEMBER 29, 2003, THE RECORD DATE, THERE WERE 2,291,836 SHARES OF COMMON STOCK ISSUED AND OUTSTANDING. EACH SHARE OF COMMON STOCK ENTITLES THE HOLDER THEREOF TO ONE VOTE ON EACH MATTER THAT MAY COME BEFORE A MEETING OF THE SHAREHOLDERS.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

     The sole class of equity securities of the Company issued and outstanding is the common stock. The table on the following page sets forth, as of September 29, 2003, certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.


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


       OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF SEPTEMBER 29, 2003

-----------------------------------------------------------------------------
Name and Address of                        Amount and nature     Percentage
Beneficial Owner                             of Beneficial      (1) of Class
                                               Ownership
-----------------------------------------------------------------------------

Rohit Patel
Chairman
111 West Washington Street, Suite 860
Chicago, IL  60602                         1,188,088             51.8%
-----------------------------------------------------------------------------


All Officers and Directors as a Group      1,188,088             51.8%%
-----------------------------------------------------------------------------
Total Shares Issued and Outstanding        2,291,836            100.0%
-----------------------------------------------------------------------------


     Notes to the table:

     (1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

D.   AMENDMENT OF CHARTER - NAME CHANGE PROPOSAL.

     The proposal to amend the corporate charter to change the name of the corporation to Songzai International Holding Group, Inc., was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors. The amendment to the Charter will take effect no sooner than October 29, 2003.

     REASONS FOR AMENDMENT. The Company has signed a Plan of Exchange with Yong Heng pursuant to which it will acquire Yong Heng in an exchange transaction authorized pursuant to NRS 92A.120. Upon consummation of the exchange transaction, Yong Heng will become a subsidiary of the Company. Accordingly, the Company desires to change its name to something that reflects its new business as a holding company for the Yong Heng subsidiary and possibly other companies that may be acquired in the future by the Company.

E.   AMENDMENT OF CHARTER - AUTHORIZED CAPITAL PROPOSAL.

     The proposal to increase the number of authorized shares of common stock of the Company from 20,000,000 to 200,000,000 was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors. The Authorized Capital Proposal will take effect no sooner than October 29, 2003.

     REASONS FOR THE AUTHORIZED CAPITAL PROPOSAL. Pursuant to the Plan of Exchange, the Company has agreed to issue 67,000,000 new shares of common stock to the shareholders of Yong Heng in exchange for their registered capital of RMB
2.0 million. The Company currently has only 20,000,000 authorized shares of common stock, which is not sufficient for such an exchange transaction. In addition, the Company desires to authorize sufficient shares for future capital


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raising activities and general corporate finance purposes. The Board of
Directors of the Company, in the exercise of its reasonable business judgment, believes that 200,000,000 shares is the appropriate number of shares of authorized common stock

F.   FEDERAL TAX CONSEQUENCES.

     There are no tax consequences to the Name Change Proposal or to the Authorized Capital Proposal.

               ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

               WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE
                        NOT REQUESTED TO SEND US A PROXY.


                      ITEM 3. INTEREST OF CERTAIN PERSONS.

     Set forth below is the substantial interest, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

------------------------------------------------------------------------------
Title of Class   Name and Address               Amount      Nature     Percent

Common           Rohit Patel                    1,188,088   Direct     51.8%
                 111 West Washington Street,
                 Suite 860
                 Chicago, IL  60602



                     ITEM 4. OTHER AND GENERAL INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended December 31, 2002, including audited financial statements as of that date, and our Quarterly Report on Form 10QSB, for the quarter ended June 30, 2003, are available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by HTAG can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.


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                  ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

(a) The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 is hereby incorporated by reference.

(b) The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 is hereby incorporated by reference.



                                           HERITAGE COMPANIES, INC.


                                       By: /s/ Rohit Patel
                                           ---------------
                                           Rohit Patel
                                           Chairman

Dated:  September 29, 2003


By the order of the Board of Directors


                                           /S/ ROHIT PATEL
                                           ---------------
                                           ROHIT PATEL
                                           CHAIRMAN



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Exhibit 1.  Plan of Exchange dated September 29, 2003



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